UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2010

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Brazil Equity Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Brazil Equity Fund

ANNUAL REPORT August 31, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Brazil Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Brazil Equity Fund, covering the 11-month period from October 1, 2009, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, the corporate profit outlook continues to be positive as many U.S. companies have taken advantage of improved demand while aggressively controlling costs. Consequently, we believe stocks are now attractive relative to other asset classes due to improved valuations, healthy corporate balance sheets and better-than-expected earnings. As always, your financial advisor can help you align your investments with a slow-growth economic environment as well as your needs, goals and attitudes toward risk.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2009, through August 31, 2010, as provided by Rogério Poppe, CFA, and Bruno de Godoy Garcia, CFA, co-primary portfolio managers, BNY Mellon ARX Investimentos Ltda.

Fund and Market Performance Overview

For the 11-month period between the fund’s inception on October 1, 2009, and August 31, 2010, Dreyfus Brazil Equity Fund’s Class A shares produced a total return of 7.44%, Class C shares returned 6.96% and Class I shares returned 7.60%.1 This compares with a 9.62% total return produced by the Morgan Stanley Capital International 10/40 Brazil NR Index (the “Index”), the fund’s benchmark, for the same period.2 Please note the fund has a non-benchmark approach; the Index is used for comparison purposes only.

Brazil’s corporations reported rising earnings, and its stock market posted a gain for the reporting period, reflecting the strength of the nation’s economy compared to larger, more developed markets. The fund produced returns that were lower than its benchmark, mainly due to company-specific issues affecting a handful of holdings.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of companies based, traded or doing significant business in Brazil.We seek companies with sustainable earnings, attractive valuations and high dividend yields that indicate the potential for sustainable capital growth.We construct the fund’s portfolio through a combination of quantitative and fundamental “bottom-up” research, and an understanding of local/regional macroeconomic trends.

We first use a quantitative model to identify and analyze approximately 180 stocks listed on the Sao Paulo Stock, Mercantile & Futures Exchange BM&FBOVESPA.Approximately 60 of those stocks are selected for further fundamental analysis, resulting in 25 to 40 candidates for investment. Finally, we define exposure limits for each company and market sector, and we establish portfolio weightings for each stock meeting our quantitative and fundamental criteria.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Growth Fueled a Market Rally

Brazil has enjoyed a robust economic rebound since the 2008 global recession and financial crisis, including a GDP growth rate that has outpaced most developed economies. Like other emerging markets, Brazil has benefited from strong demand for natural resources from China, India and other parts of Asia. In addition, Brazil’s economy has been supported by rising levels of consumer consumption and spending. Declining short-term interest rates and stimulative fiscal policies—including tax breaks for automobile purchases and incentives targeting the electronics industry—have helped boost demand from a growing middle class of consumers.

However, like many other nations, the advance of Brazil’s stock market was interrupted in May 2010 by several developments that threatened the global economic recovery. Europe encountered severe economic headwinds when Greece found itself unable to finance a heavy debt load, requiring intervention from the International Monetary Fund and European Union. In China, intensifying inflationary pressures led to higher short-term interest rates and other remedial measures, which investors worried might constrain a major engine of global growth. The United States also suffered from renewed economic concerns, including persistently high unemployment, troubled housing markets and a catastrophic oil spill in the Gulf of Mexico. As a result of these influences, returns from Brazilian stocks moderated over the reporting period’s second half.

Domestic Focus Produced Mixed Results

Due to economic weakness in many parts of the world, the fund generally held underweighted exposure to Brazilian commodity producers. In addition, we found relatively few opportunities in traditionally defensive market sectors, including telecommunications services, utilities and energy companies. Instead, we emphasized companies that we believed were poised to benefit from rising domestic demand. This positioning led to successes among consumer-oriented stocks, such as personal care products seller Natura Cosmeticos and mall operator Aliansce Shopping Centers.The fund also received positive contributions to performance from the financials sector, where banks such as Investimentos Itau and Banco do Estado do Rio Grande do Sul gained value in the growing economy.

However, disappointments in other areas caused the fund to lag its benchmark for the reporting period overall. Telecommunications provider Brasil Telecom was hurt by corporate governance issues, and national oil company Petroleo Brasileiro saw its share price fall when investors reacted negatively to an equity offering later in the reporting period. The fund’s holdings of Brazilian steel producers also lagged market averages due to global economic concerns.

Positioned for Further Recovery

We remain optimistic regarding continued above-trend economic growth in Brazil. However, we have remained relatively cautious as the global economy has hit a rough patch and stock valuations in Brazil have reached richer valuations.As consumer-oriented stocks gained value, we redeployed assets to other areas, most notably the financials sector.As of the reporting period’s end, we also have remained watchful for opportunities among commodity producers, which have fallen to more attractive valuations and could rally if global economic conditions improve.

September 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

The fund’s concentration in securities of companies in the Brazil region could cause the fund’s performance to be more volatile than that of more geographically diversified funds.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1,
2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: FACTSET — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) 10/40 Brazil NR Index is
an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo
Stock, Mercantile & Futures Exchange (BM&FBOVESPA). Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Brazil Equity Fund Class A shares, Class C shares and Class I shares and the Morgan Stanley Capital International 10/40 Brazil NR Index

† Source: Morningstar, Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Brazil
Equity Fund on 10/1/09 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International
10/40 Brazil NR Index (the “Index”) on that date. For comparative purposes, the value of the Index on 9/30/09 is used as the beginning value on 10/1/09.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares, the contingent deferred sales charge on Class C shares and all other applicable fees and expenses on all classes.The
Index is an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo Stock,
Mercantile & Futures Exchange (BM&FBOVESPA). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Expenses section of the prospectus and elsewhere in this report.

Actual Aggregate Total Returns as of 8/31/10

	Inception	From
	Date	Inception
Class A shares
with maximum sales charge (5.75%)	10/1/09	1.28%
without sales charge	10/1/09	7.44%
Class C shares
with applicable redemption charge †	10/1/09	5.96%
without redemption	10/1/09	6.96%
Class I shares	10/1/09	7.60%
Morgan Stanley Capital International
10/40 Brazil NR Index	9/30/09	9.62%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Brazil Equity Fund from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 12.87	$ 16.69	$ 11.58
Ending value (after expenses)	$1,041.90	$1,037.20	$1,042.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 12.68	$ 16.46	$ 11.42
Ending value (after expenses)	$1,012.60	$1,008.82	$1,013.86

† Expenses are equal to the fund’s annualized expense ratio of 2.50% for Class A, 3.25% for Class C and 2.25%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2010

Common Stocks—62.0%	Shares		Value ($)
Brazil
AES Tiete	68,700		706,461
Aliansce Shopping Centers	59,410		404,242
Banco Bradesco, ADR	41,370		729,353
Banco do Brasil	30,457		493,902
BR Malls Participacoes	9,282		145,341
Brasil Telecom, ADR	54,300	[a]	1,044,189
BRF-Brasil Foods	29,000		388,868
Cia Paranaense de Energia, ADR	49,200		1,094,208
EDP—Energias do Brasil	17,582		375,316
Gerdau, ADR	10,400		139,568
Light	54,200		674,626
Localiza Rent a Car	49,200		686,349
Marfrig Alimentos	63,751		617,092
Multiplan Empreendimentos Imobiliarios	12,854		243,723
Natura Cosmeticos	32,271		777,260
Petroleo Brasileiro, ADR	56,630		1,673,983
Positivo Informatica	40,900		414,531
Telecomunicacoes de Sao Paulo, ADR	25,900		590,002
Tim Participacoes, ADR	37,800		1,080,702
Tractebel Energia	60,200		796,268
Ultrapar Participacoes, ADR	29,990		1,666,544
Vale, ADR	50,000		1,181,000
Vivo Participacoes, ADR	8,600		206,400
Total Common Stocks
(cost $15,541,679)			16,129,928

Preferred Stocks—36.2%
Brazil
Banco Bradesco	16,896		293,040
Banco do Estado do Rio Grande do Sul	114,000		1,004,823
Bradespar	34,800		725,227
Brasil Telecom	17,784	[a]	112,501
Cia de Gas de Sao Paulo, Cl. A	22,100		445,586
Confab Industrial	231,776		785,234
Gerdau	2,800		37,243
Investimentos Itau	308,277		2,159,036

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks (continued)	Shares		Value ($)
Brazil (continued)
Lojas Americanas	89,100		750,343
Metalurgica Gerdau	25,400		407,412
Petroleo Brasileiro	32,051		475,587
Sao Paulo Alpargatas	47,000		227,473
Suzano Papel e Celulose	70,650		642,035
Telecomunicacoes de Sao Paulo	3,812		87,494
Tim Participacoes	38,300		108,167
Usinas Siderurgicas de Minas Gerais, Cl. A	32,400		812,283
Vale, Cl. A	14,600		344,415
Vivo Participacoes	200		4,806
Total Preferred Stocks
(cost $9,278,722)			9,422,705

Other Investment—2.0%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $530,000)	530,000	[b]	530,000
Total Investments (cost $25,350,401)	100.2%		26,082,633
Liabilities, Less Cash and Receivables	(.2%)		(58,876)
Net Assets	100.0%		26,023,757

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Materials	23.2	Energy	8.2
Financial	21.0	Consumer Staples	5.8
Utilities	15.7	Money Market Investments	2.0
Telecommunication Services	12.4	Industrial	1.8
Consumer Discretionary	10.1		100.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		24,820,401	25,552,633
Affiliated issuers		530,000	530,000
Cash			80,530
Cash denominated in foreign currencies		23,101	23,166
Receivable for shares of Common Stock subscribed			103,553
Dividends and interest receivable			64,340
Prepaid expenses			29,655
			26,383,877
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			70,576
Payable for investment securities purchased			228,703
Payable for shares of Common Stock redeemed			11,957
Accrued expenses			48,884
			360,120
Net Assets ($)			26,023,757
Composition of Net Assets ($):
Paid-in capital			25,614,047
Accumulated investment income—net			(63,371)
Accumulated net realized gain (loss) on investments			(258,650)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			731,731
Net Assets ($)			26,023,757

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	18,773,718	3,501,190	3,748,849
Shares Outstanding	1,397,745	261,704	278,572
Net Asset Value Per Share ($)	13.43	13.38	13.46

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
From October 1, 2009 (commencement of operations) to August 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $35,421 foreign taxes withheld at source):
Unaffiliated issuers	433,994
Affiliated issuers	1,213
Total Income	435,207
Expenses:
Management fee—Note 3(a)	183,449
Custodian fees—Note 3(c)	98,860
Legal fees	65,133
Registration fees	61,655
Shareholder servicing costs—Note 3(c)	47,328
Auditing fees	38,636
Distribution fees—Note 3(b)	17,160
Prospectus and shareholders’ reports	8,298
Directors’ fees and expenses—Note 3(d)	734
Loan commitment fees—Note 2	26
Miscellaneous	6,873
Total Expenses	528,152
Less—reduction in management fee due to undertaking—Note 3(a)	(148,357)
Less—reduction in fees due to earnings credits—Note 1(c)	(37)
Net Expenses	379,758
Investment Income—Net	55,449
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(380,579)
Net realized gain (loss) on forward foreign currency exchange contracts	(7,285)
Net Realized Gain (Loss)	(387,864)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	731,731
Net Realized and Unrealized Gain (Loss) on Investments	343,867
Net Increase in Net Assets Resulting from Operations	399,316

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
From October 1, 2009 (commencement of operations) to August 31, 2010

Operations ($):
Investment income—net	55,449
Net realized gain (loss) on investments	(387,864)
Net unrealized appreciation (depreciation) on investments	731,731
Net Increase (Decrease) in Net Assets
Resulting from Operations	399,316
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	22,170,348
Class C Shares	4,317,090
Class I Shares	4,367,923
Cost of shares redeemed:
Class A Shares	(3,599,928)
Class C Shares	(858,367)
Class I Shares	(772,625)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	25,624,441
Total Increase (Decrease) in Net Assets	26,023,757
Net Assets ($):
Beginning of Period	—
End of Period	26,023,757
Accumulated investment income—net	(63,371)
Capital Share Transactions (Shares):
Class A
Shares sold	1,680,473
Shares redeemed	(282,728)
Net Increase (Decrease) in Shares Outstanding	1,397,745
Class C
Shares sold	329,063
Shares redeemed	(67,359)
Net Increase (Decrease) in Shares Outstanding	261,704
Class I
Shares sold	336,463
Shares redeemed	(57,891)
Net Increase (Decrease) in Shares Outstanding	278,572

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from October 1, 2009 (commencement of operations) to August 31, 2010.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income (loss)—net[a]	.06	(.03)	.07
Net realized and unrealized
gain (loss) on investments	.85	.89	.87
Total from Investment Operations	.91	.86	.94
Proceeds from redemption fees	.02	.02	.02
Net asset value, end of period	13.43	13.38	13.46
Total Return (%)[b]	7.44[c]	6.96[c]	7.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	3.48	4.40	3.28
Ratio of net expenses to average net assets[d]	2.50	3.25	2.25
Ratio of net investment income
(loss) to average net assets[d]	.49	(.28)	.58
Portfolio Turnover Rate[b]	122.59	122.59	122.59
Net Assets, end of period ($ x 1,000)	18,774	3,501	3,749

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Exclusive of sales charge.
[d]	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Brazil Equity Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering two series, including the fund, which commenced operations on October 1, 2009.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon ARX Investimentos Ltda. (“BNY Mellon ARX”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (50 million shares authorized), Class C (25 million shares authorized) and Class I (25 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	25,552,633	—	—	25,552,633
Mutual Funds	530,000	—	—	530,000

†	See Statement of Investments for country and industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010. The remaining portion of ASU No.

2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash man-

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

agement fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund invests primarily in equity investments in Brazilian issuers. Concentration of the investments of the fund in issuers located in a particular country or region will subject the fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates, currency restrictions and social, political, regulatory or economic events which may occur in a given country or region.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/1/2009 ($)	Purchases ($)	Sales ($)	8/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	19,917,000	19,387,000	530,000	2.0

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to com-

ply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax year for the period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $23,914 and unrealized appreciation $555,239. In addition, the fund had $169,443 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

During the period ended August 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, net operating losses and fund start-up costs, the fund decreased accumulated undistributed investment income-net by $118,820, increased accumulated net realized gain (loss) on investments by $129,214 and decreased paid-in capital by $10,394. Net assets and net asset value per share were not affected by this reclassification.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility held by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on August 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2011, so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 2.25% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $148,357 during the period ended August 31, 2010.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNY Mellon ARX, Dreyfus pays BNY Mellon ARX a monthly fee at an annual rate of .60% of the value of the fund’s average daily net assets.

During the period ended August 31, 2010, the Distributor retained $29,459 from commissions earned on sales of the fund’s Class A shares and $4,312 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2010, Class C shares were charged $17,160 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2010, Class A and Class C shares were charged $26,544 and $5,720, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $3,025 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $557 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $37.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $98,860 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $4,648 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $35,312, Rule 12b-1 distribution plan fees $2,215, shareholder services plan fees $4,680, custodian fees $26,396, chief compliance officer fees $673 and transfer agency per account fees $1,300.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days, following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2010, redemption fees charged and retained by the fund amounted to $20,540.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2010, amounted to $44,804,553 and $19,734,569, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.At August 31, 2010, there were no forward contracts outstanding.

At August 31, 2010, the cost of investments for federal income tax purposes was $25,526,893; accordingly, accumulated net unrealized appreciation on investments was $555,740, consisting of $1,735,648 gross unrealized appreciation and $1,179,908 gross unrealized depreciation.

The Fund	25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Brazil Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Brazil Equity Fund (one of the series comprising Dreyfus International Funds, Inc.) as of August 31, 2010, and the related statements of operations and changes in net assets and financial highlights for the period from October 1, 2009 (commencement of operations) to August 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Brazil Equity Fund at August 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 1, 2009 to August 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 25, 2010

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2010:

—the total amount of taxes paid to foreign countries was $35,421

—the total amount of income sourced from foreign countries was $470,157.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2010 calendar year with Form 1099-DIV which will be mailed in early 2011.

The Fund	27

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	29

OFFICERS OF THE FUND (Unaudited)

The Fund	31

OFFICERS OF THE FUND (Unaudited) (continued)

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $   -0-in 2009 and $31,642 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ -0- in 2009 and $3,000 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2009 and $-0- in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $-0- in 2009 and $938 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2009 and $-0- in 2010.

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(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2009 and $-0- in 2010.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2009 and $-0- in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,372,300 in 2009 and $28,173,266 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and                         Affiliated Purchasers.

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                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 26, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	October 26, 2010

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

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